NORTHROP GRUMMAN                                                  Page 1 of 8
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Integrated Systems


                                 Purchase Order
                                 --------------

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Supplier Information                   Information
Supplier Number:  869814               Purchase Order No. 472249
                                       Date Issued        10/27/2003
MATERIAL TECHNOLOGIES INC.             Date Printed       12/03/2003
11661 SAN VICENTE BLVD                 Payment Term Desc. Net due in 30 days
LOS ANGELES CA  90049-5103             Delivery Terms 1   FOB
USA                                    Delivery Terms 2   ORIGIN
-------------------------------------  Source Code        N
Billing Address                        Business Code      Small
Northrop Grumman Corporation           ----------------------------------------
Integrated Systems                     Buyer Information
Attention:  Accounts Payable           Buyer              CHRISTOPHE DUFRENOY
8710 Freeport Parkway, Suite 180       Phone              516 346-1204
Irving, TX  75063-2577                 EMAIL Address
(214) 596-6400                         Buyer Address
-------------------------------------
Shipping Address                                        NORTHROP - ISS
IS Sector                                               ISS BETHPAGE, NEW YORK
Northrop Grumman Corporation                            SOUTH OYSTER BAY RD.
JOHN MADSEN                                             BETHPAGE NY  11714-3582
Plant 1 Grumman Road
BETHPAGE NY 11714                      Buyer's Signature /s/ Christophe Dufrenoy
USA                                                     ------------------------
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PERIOD OF PERFORMANCE
  FROM: 11/20/2003 TO: 09/30/2005

This Undefinitized Time and Material Purchase Order is entered into by and between Northrop Grumman Systems Corporation (NGSC) and Material Technologies for the Supplies and/or Technical Services delineated in the attached NGSC Statement of Work (SOW), entitled DARPA BAA 03-02, Prognosis for Structural Health. Seller shall furnish all efforts in accordance with the tasks outlined in this Statement of Work.

This order supercedes Northrop Grumman Advanced Procurement Authorization Letter Q00198-009, Dated 10/29/03.

Period of Performance for phase I: 10/03 - 09/05

The total Estimated NTE Purchase Order Value for Phase I:
$215,281.00

Government Contract Number: HR0011-04-C-0003, Rating DO-C9



INSPECTION CLAUSE(S):
CLAUSE I000.005




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1.   Offer and Acceptance.  This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
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


NORTHROP GRUMMAN                                                  Page 2 of 8
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Integrated Systems


                              Purchase Order 472249
                              ---------------------




Quality requirements invoked by this procurement are located within buyer's Supplier Quality Assurance Requirements (SQAR) manual, revision in effect on date of purchase order. The later revision may be utilized at the convenience of supplier without impact on NGC. A copy of SQAR can be obtained from buyer's website https://oasis.northgrum.com

SQAR Code: T



INSPECTION LOCATION/TYPE:
N/A

SHIPPING INSTRUCTIONS:
Deliverable items shall be shipped to Mr. John Papazian, Technical Manager at Northrop Grumman Corporation, Integrated Systems, South Oyster Bay Road, M/S A01-26, Bethpage, NY 11714.




INVOICING INSTRUCTIONS:
K114.012
All invoices TO BE APPROVED BY THE FOLLOWING INDIVIDUALS TO SIGNIFY THAT THE MATERIAL WAS RECEIVED AND/OR SERVICES PERFORMED SATISFACTORILY.

John Madsen NGC Engineering Dept 2611
Christophe Dufrenoy NGC Subcontracts Dept 0198

Note: All invoices submitted for payment against this order will require the following supporting data to be annotated on each invoice at a minimum. Clearly identify the following:

personnel/labor description
labor rates
labor hours
material costs
travel expenses

Seller will be required to show all computations inclusive of labor overhead, G & A overhead, indirect costs, benefits, hours, material costs and/or travel expenses that support the total invoice amount.








--------------------------------------------------------------------------------
1. Offer and Acceptance. This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
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


NORTHROP GRUMMAN                                                  Page 3 of 8
----------------
Integrated Systems


                              Purchase Order 472249
                              ---------------------








Description of Changed Field:    Terms of payment changed
Description of Changed Field:    Validity period changed
Description of Changed Field:    Incoterms changed
Old Value:                       11/20/2005



New Value:                       09/30/2005


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Item Material/Description Delivery Date Quantity  UM   Net Price Extended Amount
--------------------------------------------------------------------------------
1                           09/30/2005         1  EA  215,281.00
ENGINEERING SERVICES
30006634        1

INSPECTION TEXT:
SQAR CODE:   T

PROJECT ID: ELT



CHARGE NUMBER TEXT:

CONTRACT:HR0011-04-C-0003
NETWORK:Q06630001
ACTIVITY:0084

Priority Rating: DOC9

Shipping Instructions: See Remarks

TERMS AND CONDITIONS:
The Total Estimated NTE Purchase Order Value for Phase I:
$215,281






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1.   Offer and Acceptance.  This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
--------------------------------------------------------------------------------

NORTHROP GRUMMAN                                                  Page 4 of 8
----------------
Integrated Systems


                              Purchase Order 472249
                              ---------------------




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Item Material/Description Delivery Date Quantity  UM   Net Price Extended Amount
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CLAUSE G240.009
Supplier note: this is a rated order certified for national defense use, and you are required to follow all the provisions of the defense priorities & allocations system regulation (15 CFR Part 700). If you subcontract for materials, parts, etc., to fulfill this order, you must furnish to your subcontractor: the priority rating (appearing in the priority rating block of This order), the statement "certified for national defense under DPAS", the contract number appearing on this order, the required delivery date, and such other date and/or documents as may be required by applicable regulation.

CLAUSE L117.005
Prices shown are Not-To-Exceed. Ceiling prices subject to downward revision only unless otherwise provided herein. All other conditions are firm except as may be otherwise indicated herein.

By acceptance, seller agrees to (1) submit a pricing proposal and (2) negotiate the terms and provisions of a definitive order in accordance with the schedules set forth below. The order shall include all provisions required by law, and the buyer's contract.

Target for proposal   Complete
Target for fact fine  Complete
Target for negotiation     January 30, 2004
Target for definitization  February 27, 2004

A Time and Materials type order is contemplated.

Notwithstanding prices or any other provision as agreed upon and stated herein, the maximum amount of which buyer shall be liable if this order is terminated is $32,971.00 (or such other amount as buyer may hereafter specify in writing for all cost and profit, including subcontract, supplier, and settlement cost, which may be allowed hereunder). Any expenditure or obligation by seller in excess of that amount shall be at seller's own risk.

CLAUSE M292.003: FOB Origin
For domestic shipments consigned to Northrop Grumman Systems Corporation (NGSC) Integrated Systems (IS) facilities or when Integrated Systems is responsible to pay third party transportation charges, the supplier shall ship in accordance with "Supplier Routing Instructions Northrop Grumman Systems Corporation,



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1.   Offer and Acceptance.  This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
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


NORTHROP GRUMMAN                                                  Page 5 of 8
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Integrated Systems


                              Purchase Order 472249
                              ---------------------




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Item Material/Description Delivery Date Quantity  UM   Net Price Extended Amount
--------------------------------------------------------------------------------

Integrated Systems (IS)". These instructions can be found in Northrop Grumman Systems Corporation website, oasis, at https://oasis.northgrum.com.

T115.000
This purchase order is subject to patent rights provision 52.227-12. Supplier shall forward all required invention reports through supplier's Administrative Contracting Officer to Mr. Chris Dufrenoy, Subcontracts Administrator.

CLAUSE T119.001
This Not-To-Exceed (NTE) Purchase Order No. 472249 supersedes in its entirety buyer's APA Authorization (NTE) letter Q00198-09 dated 10-29-2003. All effort performed, material acquired and costs incurred under the aforesaid NTE letter order as amended shall be deemed to have been performed, acquired, and incurred under this NTE purchase order. This order is subject to downward negotiation only in accordance with standard note L117.

CLAUSE T187.000 Transportation of Supplies by the Sea

DOD Far supplement 252.247-7023 "Transportation by of Supplies by the Sea" (Nov
1995) applies. Seller shall fill out Buyer's form PO-F126 and submit to buyer at time of final invoice. Seller agrees to indemnify and hold the buyer harmless against any loss, damage or expense suffered by the buyer as a result of Seller's failure to comply with said clause.

Clause X120.000 Addendum 454
The following additional Terms and Conditions apply hereto: Addendum 454 (11-03) entitled "Additional Purchase Order Terms and Conditions, prognosis system for structural health (Prime Contract No. HR0011-04-C-003).

CLAUSE X293.003
PO Terms and Conditions, T-5 (R.10-03):
The provisions of the Purchase Order Terms and Conditions, Government Time Based
- Services, T-5 (R. 10-03), are incorporated herein and shall apply.

CLAUSE X851.002

This purchase order is issued to the following terms and standard note clauses, which are incorporated herein by reference. The complete text of these terms and





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1.   Offer and Acceptance.  This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
--------------------------------------------------------------------------------

NORTHROP GRUMMAN                                                  Page 6 of 8
----------------
Integrated Systems


                              Purchase Order 472249
                              ---------------------




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Item Material/Description Delivery Date Quantity  UM   Net Price Extended Amount
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conditions can be viewed via the internet at: https://oasis.northgrum.com

Should seller have any questions and/or not have access to these terms and standard notes, contact the buyer immediately. The letter prefix as shown for each standard note clause indicates the applicable section of standard notes in oasis.

CLAUSE X985.001
Buyer's form A3-F6600 REV.5 5-01 Entitled, "Agreement For Protection of Information, Executed by NGSC and Seller is attached hereto and made a part hereof. Reference NDA # 2885-03-C236




ADDITIONAL PURCHASE ORDER TEXT:

Schedule of Rates
Provisional Hourly Billing Rates

A. Pending final negotiation of rates, the following rates are provisional billing rates for use during the period through February 27, 2004

B. The supplier agrees to enter promptly into negotiations with the buyer to establish firm rates

C. The target date for definitization is February 27, 2004

D. The supplier agrees to submit this proposal and cost or pricing data supporting that quotation.

E. Upon conclusion of the negotiation and agreement of the rates, such adjustment to the provisional hourly billing rates shall be evidenced by an amendment to this order.




Estimated Yearly incremental funding profile:

CY2003     CY2004     CY2005
$32,971    $60,608    $121,702






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1.   Offer and Acceptance.  This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
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


NORTHROP GRUMMAN                                                  Page 7 of 8
----------------
Integrated Systems


                              Purchase Order 472249
                              ---------------------




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Item Material/Description Delivery Date Quantity  UM   Net Price Extended Amount
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Estimated Billing Hours & Labor Rates Phase I 2003:

Skill             Hours         Rate
Program Manager    127          $212.00

Estimated Billing Hours & Labor Rates Phase I 2004:

Skill             Hours         Rate
Program Manager    271          $212.00


Estimated Billing Hours & Labor Rates Phase I 2003:

Skill             Hours         Rate
Program Manager    564          $212.00



Estimated Travel Expenses for Phase I:

CY 2003         CY2004          CY2005
$2,131.00       $2,131.00       $2,131.00

Per Diem rates are based on Government CONNUS (FTR) rates.

Estimated Material Costs for Phase I:

CY 2003           CY2004        CY2005
$3,916.00         $1,025.00     $0.00


PHASE 2
OPTION 1


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1.   Offer and Acceptance.  This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
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


NORTHROP GRUMMAN                                                  Page 8 of 8
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Integrated Systems


                              Purchase Order 472249
                              ---------------------




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Item Material/Description Delivery Date Quantity  UM   Net Price Extended Amount
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Quantity        UOM    Description              NTE Value
1               lot    Technical Services*      $269,586

In accordance with Statement of Work (SOW) DARPA BAA03-02, dated 8/11/03

Northrop Grumman will conduct a Go/No Go review no later than thirty to sixty (30-60) calendar days prior to the end of Phase I. Within twenty to thirty (20-30) calendar days of this review, Northrop Grumman will decide whether or not to continue and proceed with Phase II of Program. Should Northrop Grumman exercise Phase II, the total Not-To-Exceed (NTE) dollar amount of $269,586.00, will be subject to downward negotiations for performance in accordance with the NGSC SOW dated 8/11/03 noted above.

All Other Terms and Conditions negotiated for Phase 1 will remain in force of Phase 2.



                                                                  --------------
                                                     Net Value       215,281.00

                                                                  --------------
                                                     Total Amount    $215,281.00



















[X] Acknowledgement Required            Supplier Signature /s/ William I. Berke
                                                           --------------------

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1.   Offer and Acceptance.  This order is Buyer's offer to seller and acceptance by seller is expressly limited to its terms and any changes or additional provisions of seller are hereby objected to and are not binding unless accepted in the writing by buyer, seller's beginning performance or returning the signed acceptance copy shall constitute acceptance of this order.
2. Routing instructions must be strictly followed in accordance with packing and shipping instruction referenced in the order.
3.   Invoices are subject to the provisions of this order.
4.   If a priority  rating is set forth  above,  seller  must comply with 15 CFR part 700.
--------------------------------------------------------------------------------